Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Quarterly Report of VeraSun Energy Corporation (the “Corporation”) on Form 10-Q for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bryan D. Meier, Vice President, Finance and Chief Accounting Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Bryan D. Meier
Bryan D. Meier
Vice President, Finance and Chief Accounting Officer

Dated: November 19, 2008